Exhibit 99.1

China HGS Reports Full Year Financial Results for the Fiscal Year 2021

HANZHONG, CHINA – January 13, 2022 China HGS Real Estate Inc. (NASDAQ: HGSH) (“China HGS” or the “Company”), a leading regional real estate developer headquartered in Hanzhong City, Shaanxi Province, China, today filed its Annual Report on Form 10-K for the fiscal year 2021 ended September 30, 2021 with the U.S. Securities and Exchange Commission. An electronic copy of the Annual Report on Form 10-K can be accessed on the SEC's website at www.sec.gov.

Highlights for the Fiscal 2021

•	Total revenues for the fiscal 2021 were approximately $58.9 million, significantly increased from approximately $13.0 million in fiscal 2020.

•	Net income for the fiscal 2021 totaled approximately $6.4 million, increased by $5.4 million from the net income of approximately $1.0 million in fiscal 2020.

•	Basic and diluted net earnings per share attributable to shareholders for the fiscal 2021 were $0.27, compared to $0.04 for the fiscal 2020.

Safe Harbor Statement

This press release contains forward-looking statements, which are subject to change. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All "forward-looking statements" relating to the business of China HGS Real Estate Inc., which can be identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties which could cause actual results to differ. These factors include but are not limited to: the uncertain market for the Company's business, macroeconomic, technological, regulatory, or other factors affecting the profitability of real estate business; and other risks related to the Company's business and risks related to operating in China. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2021, for specific details on risk factors. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company's actual results could differ materially from those contained in the forward-looking statements. The Company undertakes no obligation to revise or update its forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

About China HGS Real Estate, Inc.

China HGS Real Estate, Inc. (NASDAQ: HGSH), founded in 1995 and headquartered in Hanzhong City, Shaanxi Province, is a leading real estate developer in the region and holds the national grade I real estate qualification. The Company focuses on the development of high-rise, sub-high-rise residential buildings and multi-building apartment complexes in China's Tier 3 and Tier 4 cities and counties with rapidly growing populations driven by increased urbanization. The Company provides affordable housing with popular and modern designs to meet the needs of multiple buyer groups. The Company’s development activity spans a range of services, including land acquisition, project planning, design management, construction management, sales and marketing, and property management. For further information about China HGS, please go to www.chinahgs.com.

Company contact:

Randy Xiong, President of Capital Market
China Phone: (86) 091-62622612

Email: randy.xiong@chinahgs.com

CHINA HGS REAL ESTATE INC.

CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,
	2021	2020
ASSETS
Cash	$170,001	$457,699
Restricted cash	3,295,188	3,409,837
Contract assets	13,723,793	14,255,328
Real estate property-development completed	88,145,841	94,671,258
Other assets	8,358,925	8,132,555
Property, plant and equipment, net	558,086	571,330
Security deposits	1,955,202	1,855,506
Real estate property under development	265,769,721	227,741,017
Due from local government - development completed	3,023,806	2,869,623

Total Assets	$385,000,563	$353,964,153

LIABILITIES AND STOCKHOLDERS’ EQUITY
Construction loans	$119,636,222	$109,937,408
Accounts payable	18,259,151	25,415,352
Other payables	6,430,992	4,028,048
Construction deposits	3,344,917	3,202,730
Contract liabilities	1,886,075	1,847,685
Customer deposits	19,803,917	19,405,528
Accrued expenses	1,987,567	1,920,370
Taxes payable	22,954,011	19,881,211
Total liabilities	194,302,852	185,638,332
Commitments and Contingencies
Stockholders’ equity
Common stock, $0.001 par value, 50,000,000 shares authorized, 25,617,807 and 22,525,693 shares issued and outstanding September 30, 2021 and 2020	25,617	22,525
Additional paid-in capital	136,535,303	129,930,330
Statutory surplus	11,095,939	10,458,395
Retained earnings	40,691,955	34,954,061
Accumulated other comprehensive loss	2,348,897	(7,039,490)
Total stockholders’ equity	190,697,711	168,325,821
Total Liabilities and Stockholders’ Equity	$385,000,563	$353,964,153

The accompanying notes are an integral part of these consolidated financial statements

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED SEPTEMBER 30, 2021 and 2020

	2021	2020
Real estate sales	$58,915,239	$12,979,227
Less: Sales tax	(424,074)	(193,719)
Impairment losses on real estate property completed	—	(2,703,031)
Cost of real estate sales	(46,510,001)	(9,369,820)
Gross profit	11,981,164	712,657
Operating expenses
Selling and distribution expenses	186,886	580,639
General and administrative expenses	2,691,170	2,324,057
Total operating expenses	2,878,056	2,904,696
Operating income (loss)	9,103,108	(2,192,039)
Interest income (expense), net	5,690	(65,535)
Other (expense) income, net	(246,814)	4,080,945
Income before income taxes	8,861,984	1,823,371
Provision for income taxes	2,486,546	841,933
Net income	6,375,438	981,438
Other comprehensive income:
Foreign currency translation adjustment	9,388,387	8,644,233
Comprehensive income	$15,763,825	$9,625,671
Basic and diluted income per common share:
Basic and diluted	$0.27	$0.04
Weighted average common shares outstanding:
Basic and diluted	23,944,328	22,525,000

The accompanying notes are an integral part of these consolidated financial statements

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED SEPTEMBER 30, 2021 AND 2020

						Accumulated
						Other
	Common Stock		Additional	Statutory	Retained	Comprehensive
	Shares	Amount	Paid-in Capital	Reserve	Earnings	Income (Loss)	Total
Balance at September 30, 2019	22,525,693	$22,525	$129,930,330	$10,360,251	$34,070,767	$(15,683,723)	$158,700,150
Net income	—	—	—	—	981,438	—	981,438
Appropriation to statutory reserve	—	—	—	98,144	(98,144)	—	—
Foreign currency translation adjustments	—	—	—	—	—	8,644,233	8,644,233
Balance at September 30, 2020	22,525,693	22,525	129,930,330	10,458,395	34,954,061	(7,039,490)	168,325,821
Issuance of shares for debt settlement	3,092,114	3,092	6,604,973	—	—	—	6,608,065
Net income	—	—	—	—	6,375,438	—	6,375,438
Appropriation to statutory reserve	—	—	—	637,544	(637,544)	—	—
Foreign currency translation adjustments	—	—	—	—	—	9,388,387	9,388,387
Balance at September 30, 2021	25,617,807	$25,617	$136,535,303	$11,095,939	$40,691,955	$2,348,897	$190,697,711

The accompanying notes are an integral part of these consolidated financial statements

CHINA HGS REAL ESTATE INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED SEPTEMBER 30, 2021 and 2020

	2021	2020
Cash flows from operating activities:
Net income	$6,375,438	$981,438
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred tax provision	—	—
Depreciation	43,510	72,748
Impairment losses on real estate property development completed		2,703,031
Gain on settlement of shareholder loan and payables with suppliers		(4,998,762)
Changes in assets and liabilities:
Security deposits	—	6,335,525
Contract assets	1,284,745	(889,901)
Real estate property development completed	11,498,195	9,369,820
Real estate property under development	(21,784,670)	(7,511,989)
Other assets	208,522	(398,747)
Accounts payables	(1,830,135)	(1,498,176)
Other payables	2,165,081	23,918
Contract liabilities	(60,288)	(155,809)
Customer deposits	(637,942)	1,275,401
Construction deposits	(29,601)	—
Accrued expenses	—	(474,420)
Taxes payables	2,162,978	(2,616,813)
Net cash (used in) provided by operating activities	(604,167)	2,217,264

Cash flow from financing activities:
Repayment of construction loans	—	(2,415,924)
Net cash (used in) financing activities	—	(2,415,924)
Effect of changes in foreign exchange rate on cash	201,820	(135,921)
Net (decrease) in cash	(402,347)	(334,581)
Cash, restricted cash, beginning of year	3,687,536	4,202,117
Cash, restricted cash, end of year	$3,465,189	$3,867,536
Supplemental disclosures of cash flow information:
Interest paid	$2,018,918	$6,847,515
Income taxes paid	$266,999	$782,836

Cash	$170,001	$457,699
Restricted cash	$3,295,188	$3,409,837
	$3,465,189	$3,867,536

Non-cash financing activities:
Reclassification of interest payable to construction loan	$5,024,385	$—
Settlement of shareholder loan and related accrued interest	$—	$(3,402,313)
Settlements of accounts payable with real estate property under development	$(14,532,967)	$—
Issuance of stock for settlement of accounts payable	$6,608,065	$—
Settlement of payables with suppliers	$—	$(3,415,572)

The accompanying notes are an integral part of these consolidated financial statements